UNITED STATE

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 2, 2009

TARA MINERALS CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-143512	20-5000381
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2162 Acorn Court, Wheaton, IL 60187
(Address of principal executive offices, including zip code)

(630) 462-2079
Registrant’s telephone number, including area code)

N/A
(Former name or address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03. Amendments to Articles of Incorporation and Bylaws; Change in Fiscal Year

Based upon critical review of our international operations, on February 2, 2009 the Board of Directors of Tara Minerals Corp. approved the modification of its fiscal year to end from October 31 to December 31 effective immediately.  Tara Minerals Corp. will file Form 10Q for the transitional period November 1, 2008 through December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 3, 2009

TARA MINERALS CORP.

                                                                                                                 By: /s/ Francis Richard Biscan Jr.

         Francis Richard Biscan, Jr., President

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